OPTION AGREEMENT

                           NON-STATUTORY STOCK OPTION

     THIS AGREEMENT is made and entered into as of April 9, 2001, by and between PURE CYCLE CORPORATION (the "Company") and Mark W. Harding (the "Optionee") (together, the "Parties").

                                    RECITALS

     A. The Board of Directors of the Company (the "Board") has resolved to issue to Mr. Harding non-statutory stock options to purchase common stock of the Company, 1/3 of $0.01 par value per share ("Stock").

     B. The Optionee is desirous of obtaining the non-statutory stock options on the terms and conditions contained herein.

                                    AGREEMENT

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1.     Option Grant.  The Company hereby confirms and acknowledges that its
            ------------
Board of Directors has granted to the Optionee, as of April 9, 2001, an option (the "Option") to purchase up to 3,000,000 shares of Stock (the "Option Shares")
     upon the terms and conditions set forth herein.

     2.     Exercise Price.   The purchase price of the Option Shares is $0.18
            --------------
per share.

     3.     Option Period.  The Option shall continue until August 30, 2007,
            -------------
unless sooner terminated or modified under the provisions of this Agreement, and shall automatically expire on such date.

     4.     Vesting Schedule.  Subject to the provisions of Section 5 and the
            ----------------
right of the Company to accelerate the date upon which any or all of this Option becomes vested, the Option may be exercised by the Optionee to purchase the number of Option Shares specified in Section 1 as follows:

          (a)     2,250,000 Option Shares shall be immediately exercisable;

          (b) 250,000 Option Shares shall become exercisable on the first anniversary of the date of grant; and

          (c) An additional 250,000 Option Shares shall become exercisable on each succeeding annual anniversary date of the grant until all such shares are vested.

     5.     Limitation on Exercise; Change of Control.
            -----------------------------------------

          (a) Definition. For purposes of this Agreement, a "change of control" shall be deemed to have occurred if (i) any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Mr. Thomas
P. Clark is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33-1/3 percent of the then outstanding voting stock of the Company; or (ii) at any time during any period of three consecutive years (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation of the Company which would result in the voting securities of the Company or such surviving entity outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (iv) a reorganization of the Company (other than a reorganization under the United States Bankruptcy Code). A change of control shall not include any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

          (b) Options. In the event of a change of control of the Company as defined in Section 5(a), then the Board may, in its sole discretion, without obtaining stockholder approval, prescribe the terms and conditions for the exercise of, or modification of, any outstanding Options. By way of illustration, and not by way of limitation, the Board may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for the payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Board may provide that Options granted hereunder must be exercised in connection with the closing of such transaction, and that is not so exercised such Options will expire. The Board may not, however, adversely affect the rights of any Optionee with respect to previously granted Options without the consent of the Optionee.

     6.     Adjustment for Stock Split, Stock Dividend, Etc.  If the Company
            -----------------------------------------------
shall at any time increase or decrease the number of its outstanding shares of Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the shares of Stock included in the outstanding Option granted hereunder shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.

     7.     Fractional Shares.  In no event shall any fractional share of Stock
            -----------------
be issued upon any exercise of this Option. If any adjustment or substitution provided for in this Agreement shall result in the creation of a fractional share, the Company shall, in lieu of selling or otherwise issuing such fractional share, pay to the Optionee a cash sum in an amount equal to the product of such fraction multiplied by the fair market value of a share of Stock on the date the fractional share would otherwise have been issued. In the case of any such substitution or adjustment affecting an Option, the total exercise price for the shares of Stock then subject to an Option shall remain unchanged but the exercise price per share shall be equitably adjusted by the Board to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed.

     8.     Termination of Employment; Retirement; Death; Disability.
            --------------------------------------------------------

          (a) If the employment of the Optionee is terminated within the Option Period for cause, as determined by the Company, the Option shall thereafter be void for all purposes. As used in this Section 8, "cause" shall mean a gross violation, as determined by the Company, of the Company's established policies and procedures. The effect of this Section 8 shall be limited to determining the consequences of a termination, and nothing in this Section shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee.

          (b) If the Optionee terminates his employment with the Company in a manner determined by the Board, in its sole discretion, to constitute retirement (which determination shall be communication to the Optionee within 10 days of such termination), the Option may be exercised by the Optionee within twelve months following his or her retirement (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to Option Shares which had become exercisable on or before the date of the Optionee's termination of employment.

          (c) If the Optionee dies or becomes disabled (within the meaning of Section 22(e) of the Internal Revenue Code) during the Option Period while still employed, or within the twelve-month period following his or her retirement as defined in (b) above, the Option may be exercised by those entitled to do so under the Optionee's will or by the laws of descent and distribution, or in the case of disability, by the Optionee's guardian or legal representative, within twelve months following the Optionee's death or disability, but not thereafter. In any such case, the Option may be exercised only as to the Option Shares which had become exercisable on or before the date of the Optionee's death or disability.

          (d) If the employment of the Optionee by the Company is terminated (which for this purpose means that the Optionee is no longer employed by the Company or by an Affiliated Corporation) within the Option Period for any reason other than cause, retirement as provided in (b) above, disability or the Optionee's death, the Option may be exercised by the Optionee within the three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any case, the Option may be exercised only as to the Option Shares which had become exercisable on or before the date of termination of employment.

     9.     Transferability.  The Option granted herein is not transferable by
            ---------------
the Optionee except by will or pursuant to the laws of descent and distribution, and this Option is exercisable during the Optionee's lifetime only by him, or in the event of a disability or incapacity, by his guardian or legal representative.

     10.     Exercise.  The Option may be exercised in whole or in part by
             --------
delivering to the Company written notice of exercise, together with payment in full for the shares being purchased upon such exercise. The written notice must specify the number of shares with respect to which such Option is exercised (which must be in an amount evenly divisible by 100) and payment of the exercise price. Such notice shall be in an form satisfactory to the Board and shall specify the particular Option being exercised. The purchase of the Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the exercise price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in Section 11. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Optionee. If Option Shares are to be used to pay all or part of the exercise price, a certificate for the number of shares of Stock used to pay the exercise price shall be issued by the Company and a copy thereof delivered to the Optionee, and a separate certificate shall be issued by the Company and delivered to the Optionee representing the shares, in excess of the exercise price, to which the Optionee is entitled as a result of the exercise of the Option.

     11.     Payment of Exercise Price.  The exercise price shall be immediately
             -------------------------
due upon exercise of the Option and shall, subject to the tax withholding requirements, be payable in one or more of the following forms:

          (a)     Cash;

          (b)     Cashier's check payable to the order of the Company;

          (c) Delivery to the Company of certificates representing the number of shares then owned by the Optionee, the fair market value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company. For purposes of this Agreement, the fair market value of any shares delivered in payment of the purchase price upon exercise of the Option shall be their fair market value as of the exercise date. The exercise date shall be the date of delivery of the certificates for the Stock used as payment of the exercise price; or

          (d) Delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Optionee necessary to pay the exercise price.

     12.     Adjustment of Options.  Subject to the limitations contained in
             ---------------------
this Agreement, the Board may make any adjustment in the exercise price, the number of shares subject to, or the terms of, an outstanding Option and a subsequent grant of an Option by amendment or substitution of an outstanding Option. Such amendment, substitution or re-grant may result in terms and conditions (including exercise price, number of shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option. The Board may not, however, adversely affect the rights of any Optionee to previously granted Options without the consent of the Optionee. If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant.

     13.     Securities Law Limitations.  Neither this Option nor the Option
        --------------------------
Shares have been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any blue sky or other state securities laws. The Optionee therefore represents and agrees that: (a) the Option shall not be exercisable unless the purchase of Option Shares upon the exercise of the Option is pursuant to an applicable effective registration statement under the 1933 Act, or unless in the opinion of counsel for the Company, the proposed purchase of such Option Shares would be exempt from the registration requirements of the 1933 Act, and from the qualification requirements of any state securities laws; (b) upon exercise of the Option, it will acquire the Option Shares for its own account for investment and not with any intent or view to any distribution, resale or other disposition of the Option Shares; and (c) it will not sell or transfer the Option or the Option Shares, unless the Option or the Option Shares, as applicable, are registered under the 1933 Act, except in an transaction that is exempt from registration under the 1933 Act, and each certificate issued to represent any of the Option Shares shall bear a legend calling attention to the foregoing restrictions and agreements. The Company may require as a condition of the exercise of the Option, that the Optionee sign such further representations and agreements as it reasonably determines to be necessary or appropriate to assure and to evidence compliance with the requirements of the 1933 Act. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

     14.     Stockholder Rights.  The Optionee shall have no stockholder rights
             ------------------
with respect to shares subject to the Option until such person shall have exercised the Option, paid the exercise price and become the holder of record of the purchased shares.

     15.     Withholding
             -----------

          (a) Withholding Requirement. The Company's obligations to deliver shares upon the exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

          (b) Withholding With Stock. The Optionee may, subject to Board approval, pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from shares otherwise issuable to the Optionee, shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Optionee. The value of the shares to be withheld shall be based on the fair market value of the Stock on the date that the amount of tax to be withheld is determined (the "Tax Date"). Any such elections by the Optionee to have shares withheld for this purpose will be subject to the following restrictions:

               (i)     All elections must be made prior to the Tax Date;

               (ii)     All elections shall be irrevocable; and

               (iii) If the Optionee is an officer or director of the Company within the meaning of Section 16 of the 1934 Act ("Section 16") , the Optionee must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

     16.     General Restrictions.
             --------------------

          (a) Compliance with Securities Laws. Each Option grant shall be subject to the requirement that, if at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

          (b) Stock Restriction Agreement. The Board may provide that shares of Stock issuance upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has the right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive an Optionee's term of employment with the Company. The acceleration of time or times at which an Option becomes exercisable may be conditioned upon the Optionee's agreement to such restrictions.

     17.     Governing Law.  This Agreement is entered into and shall be
             -------------
governed by, construed and enforced in accordance with the laws of the State of Delaware.

     18.     Optionee's Affirmation.  In consideration of the granting by the
             ----------------------
Company of the Option, the Optionee hereby affirms that he has a present intention to remain in the employ and service of the Company for the period that this Option continues. This affirmation, however, shall confer no right to the Optionee to continue in the employ of the Company, nor interfere in any way with the right of the Company to discharge the Optionee at any time for any reason whatsoever, with or without cause.

     IN WITNESS HEREOF, the Parties have hereunto affixed their signatures in acknowledgement and acceptance of the above terms and conditions as of the date first written above.


                                                COMPANY


                                                PURE CYCLE CORPORATION


                                                By:
                                                   ----------------------------
                                                     Thomas P. Clark,
                                                     Chief Executive Officer




                                                OPTIONEE


                                                By:
                                                   ----------------------------
                                                     Mark W. Harding